1. September 5, 2012 Investor Presentation KBW Conference Exhibit 99.1

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release and any other written or oral statements made by or on behalf of Tower may include forward-
looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may,"
"will," "plan," "expect," "project," "intend," "estimate,” "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower's filings with the SEC, including among others Tower's Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Notes on Non-GAAP Financial Measures
(1)  Operating income excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. Operating income is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity. See appendix for reconciliation of Non-GAAP measures.
(2)  Gross premiums written and managed include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies, including the reciprocal business.
See appendix for reconciliation of Non-GAAP measures.

Presentation Outline I. Tower Overview II. Merger Transaction Overview III. Positive Trends and Outlook 2

I. Overview of Tower 3

Diversified Property and Casualty Insurance Company With a Niche Focus
• Headquartered in New York City
• Formed in 1990 with a favorable track record of operating performance
• Top 50 P&C insurance company in U.S., rated “A-" by A.M. Best with positive outlook
• 2011 GPW and managed of $1.8B and over $1B in equity
Broad Product Offering
Expanding National Presence
• 20 offices nationwide
• Over 1400 employees
Overview of Tower (“TWGP”)
Commercial General Commercial Specialty Personal Lines
Home and auto

IPO and First Five Years 2005 - 2009	Next Five Years 2010 - 2014 Present

TOWER GROUP

History and Progress
•
High ROE achieved by maintaining limited capital base
($330M) with reinsurance support from CastlePoint
•
Significantly increased capital ($1B) and lost access to
Bermuda platform after merger with CastlePoint in 2009
•
Developed a new 5 year plan to leverage capital first by
making acquisitions in 2009 and then through organic
growth initiatives beginning in 2011
•
Significant investment in technology, winding down in 2013
•
Generating fee income through acquisition of reciprocal
exchanges
•
Entered into Canopius transaction in 2012 to expand
globally (U.S, London, Bermuda) and regain Bermuda
platform
•
IPO in October, 2004
•
Formed CastlePoint in 2006
•
CastlePoint merged with Tower in 2009
•
Acquisitions to deploy excess capital  2009 – 2010
•
Organic Growth Initiative 2011
•
Canopius Transaction 2012
•
National expansion with international business mix
through Lloyd’s and Bermuda
•
Commercial/Specialty/ Personal / International

•
Northeast expansion with limited expansion nationally
•
Commercial lines /limited personal lines
Significant Events
Geographical Focus / Products
Business Model

- **TRANSFORM** — Transform Tower into a national insurance company
- **DEVELOP** — Develop a robust product platform of commercial, specialty and personal lines
- **EXPAND** — Expand business model to enhance profitability
- **IMPROVE** — Improve systems, infrastructure and redesign organizational structure to support growth
- **DELIVER** — Deliver ROE that exceeds target of 10 – 12% by 2014

TOWER GROUP

Tower is Well-Positioned to Achieve its 2010 – 2014 Goals
One of the Top 50 insurance companies in the
US with $1.8bn in gross premiums
Licensed in 50 states
International expansion began in 2011 due to
soft domestic market conditions
2Q 2012 GPW was 33% commercial lines, 36%
specialty lines and 31% personal lines
Organic initiatives are creating growth
opportunities across existing and new product
lines and customer groups
Personal lines reciprocals are a new source of
fee income with opportunity for growth
Merger transaction allows Tower to regain the
Bermuda platform
Developed and implemented new systems
infrastructure across all functional areas to
fully leverage product suite nationwide
Completion of technology projects will lower
internal expense structure (Legacy systems to
be replaced by mid-2013)
Towers expects ROE to be in the range
between 10 to 12% beginning in 3Q 2012
Merger transaction restores Bermuda platform
and increases ROE range to 13 – 15%

Historical and Projected Combined Ratio
32.7%
35.1%
33.2%
34.7% 34.5%
0.8%
0.2%
1.1%
4.2%
56.5%
59.0%
61.8%
61.9%
61.5%
1.4%
4.7%
0.3%
Historical and Projected Combined Ratio*
88.4%
95.3%
101.1%
96.0%
100.8%

2005 - 2009 2010 2011 2012E 2013E
*Excludes reciprocals, 2012 and 2013 estimates are based on mid-point of guidance, 2005 – 2009 averages are premium weighted

Operating ROE Drivers
2014 ROE target excluding merger is projected to be 10% – 12%. If merger occurs in
4Q12, 2014 ROE target is projected to be 13% to 15%.
Note: 2013 forecast assumes merger transaction closes in 4Q12
2005 - 2009 Average 2010 Actual 2011 Actual 2012 Estimate 2013 Forecast
Combined Ratio, Excluding Storms and Development 89.2% 94.1% 95.0% 96.6% 96.0%
Operating Leverage 1.1 1.2 1.4 1.5 1.3
Underwriting ROE 12.2% 6.8% 6.8% 5.0% 5.2%
Investment Leverage  2.2 2.1 2.2 2.3 2.1
NII Yield 5.9% 4.9% 4.8% 4.8% 4.8%
Investment ROE 13.2% 10.2% 10.8% 11.2% 10.4%
Contribution from Fee Income 2.6% 1.4% 1.1% 1.2% 1.2%
Contribution from Corporate Expense/Debt -3.0% -2.8% -3.5% -3.4% -3.0%
ROE. Pre-Tax 25.0% 15.5% 15.1% 14.0% 13.8%
Tax Rate 33.7% 33.4% 26.2% 28.9% 9.2%
After Tax ROE 16.6% 10.3% 11.1% 10.0% 12.5%
Storms & Reserve Development  0.6% -0.9% -5.8% -4.3%
After Tax ROE With Storms & Reserve Development 17.2% 9.4% 5.4% 5.6% 12.5%

Historical Performance
Bloomberg, and SNL Financial Data; Total Return calculated from 10/21/2004 to 08/29/2012 assuming daily reinvestment of dividends.
$0.10 $0.10
$0.15
$0.20
$0.26
$0.39
$0.69
$0.75
2005 2006 2007 2008 2009 2010 2011 2012E
Annual Dividends Paid Per Share
130%
70%
14%
TWGP NASDAQ Composite SNL U.S. Insurance
Underwriter
Total Return Since IPO

Strong Track Record of Profitable Growth
AM Best and Company Data.
Total Premium Growth Gross Premiums Written and Produced
Book Value per Share
*2005 – 2009 represents average total premium growth for Tower and Industry

$6.88
$22.72
$25.19
$26.37
2005 2009 2010 2011
$335
$1,082
$1,496
$1,811
2005 2009 2010 2011
36.5%
38.2%
21.0%
0.8%
0.9%
3.5%
2005 2009 2010 2011
Tower P&C Industry
*
-
-

Tower’s Returns Have Consistently Outperformed the
Average of Publicly Traded P&C Companies
Operating Return on Average Tangible Equity
Note: SNL Financial and Company Data. 2005 – 2009 averages are premium weighted
Operating Return on Average Equity
09
09
-
-
17.2%
13.4%
9.4%
7.8%
5.4%
4.0%
Tower P & C Industry
2005 2010 2011
2005 2010 2011
21.0%
7.5%
13.6%
9.4%
8.3%
4.8%
Tower P & C Industry

An Opportunistic Acquisition Strategy
Target small insurance and
managing general agencies
Strategic investments in
distribution sources
Seek acquisitions and make
strategic investments to expand
into new products, markets and
accomplish strategic objectives
Successful track record in
creating value through
expense reduction, re-
underwriting and cross selling
VALUE CREATION
PROFILE OF TARGETS
STRATEGY

ACQUISITIONS TIMELINE
2001 Renewal rights from Empire Insurance Group
2004 Renewal rights from OneBeacon Insurance Group
2007 Preserver Group, Inc.
2009
Hermitage Insurance Group
CastlePoint Holdings, Ltd.
Specialty Underwriters' Alliance, Inc.
Workers’ Compensation Renewal Rights from
AequiCap
2010
OneBeacon's Personal Lines Division
Commercial Auto renewal rights from AequiCap

Organic Growth Strategy is Working
Newly created business units are driving organic growth
• Assumed reinsurance and risk sharing
» Established assumed reinsurance and risk sharing as a separate business unit
» Generated $72.8 million of new written premiums in 2011 and $91.6 million through
June 30, 2102
» Supporting two Lloyd’s syndicates and a select few (re)insurers
• Customized solutions
» Developed regional programs that generated $85.7 million of new written premiums in
2011 and $23.1 million through June 30, 2012
Favorable outlook for organic growth from product innovation
• Product innovation initiative launched to develop new products in profitable growing markets
• Made key senior level hires to substantially improve our business development, product development, and marketing functional areas to support organic growth initiative
• Developing a growing pipeline of product and other growth initiatives to expand our product offering

Net Loss and Loss Expense Ratio, Excluding Reciprocals
77.3
76.1
60.5 60.5
62.4
60.3 60.4 60.4
1.2
15.6
2.1 -0.1
2Q12 2Q11
Prior to the charge, Tower has had minimal history of adverse development
• Prior to the 2Q charge, less than $30 million total adverse development since going public in 2004
(including $7 million from late reported storm losses in 2011)
• $65M 2Q reserve strengthening is a culmination of multi-year actions that began in the 4Q 2009 to mitigate prolonged soft market conditions
» Reserve charge is projected to allow Tower’s prospective financial results to fully reflect current accident year profitability going forward
Positive reserves and underwriting outlook
• Reserve strengthening improves the overall reserve position
» June 30, 2012 reserves now exceed the year end 2011 central estimates developed by the outside actuaries, as such, Tower does not expect further reserve adjustments
• Historical loss ratio remains favorable after reserve strengthening (62.3% average from 2008 to
2011 excluding 2.4 points of storm losses)
• Shift in business mix, corrective underwriting and claims cost reduction projected to reduce 2012 accident year loss ratio by 2 to 4 points (61.5% projected in 2012)

Loss Ratio and Reserves (%)
2Q12 Storms Dev. Pro - Forma
2Q12
2Q11 Storms Dev. Pro - Forma
2Q11

Favorable Market Trends Emerging Which Will Drive
Profitability
*Source: The Council of Insurance Agents & Brokers
Business Mix 2010 2011 YTD 2012
Property 37.8% 40.6% 44.7%
Casualty 62.2% 59.4% 55.3%
As a part of its organic growth initiative, Tower has shifted its business mix toward property, assumed reinsurance and higher margin specialty business
Property has outperformed Casualty by approximately 15 loss ratio points during
2008-2011
-12.0%
-10.0%
-8.0%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
2Q08 4Q08 2Q09 4Q09 2Q10 4Q10 2Q11 4Q11 2Q12
Small Commercial Accounts Price Change*

CIAB - (Small Commercial Lines)
–

II. Merger Transaction Overview 16

Merger Benefits
Creates an efficient global, diversified specialty insurance company that supports our expansion plans
• Efficient international holding company structure
• Diversified product platform comprised of U.S and international business with access to U.S., Bermuda and Lloyd’s markets
Improve profitability and financial strength
• By regaining a Bermuda platform, Tower expects to increase its ROE range to 13%
to 15% within 18 months of the merger
• Projected to be single-digit accretive to EPS in the first full year and mid-teens accretive in the second full year
• Stockholders’ equity will increase through the merger to support growth resulting from the new business platform
Bermuda platform provides competitive advantage to support growth opportunities in U.S. and international markets
• Provides efficient source of capital to support Tower’s expansion in the U.S.
• Supports international expansion plans, especially business sourced from Lloyd’s and Bermuda

Combined Business Plan, Post-Merger
Merger will enable Tower to create a global specialty insurance company with access to U.S., Bermuda and Lloyd’s markets:
U.S. Bermuda Lloyds
Continue to focus on building
commercial, specialty and personal
lines businesses with continuing
reinsurance support from Bermuda
based reinsurance affiliate
Assumed Reinsurance business will
be underwritten from the Bermuda
office utilizing the staff acquired from
the merger with CHBL supplemented
by other Bermuda personnel
Other businesses (ex. risk sharing
business previously underwritten by
CastlePoint Re) will be created using
Bermuda platform
Continue to participate in Lloyd’s
business through ownership in and
expanded reinsurance relationship
with Canopius and continue to
support other Lloyd’s syndicates
Continue to build out organic
initiatives to leverage infrastructure
Efficient use of capital across the
group
Diversification of business model to
source attractive business
Access to business global and
specialty risks

Pro Forma Business Mix
Existing Tower Bermuda Business* Combined*
2013 Estimated GPW: $2.1 Billion 2013 Estimated GPW: $386 Million 2013 Estimated GPW: $2.3 Billion
*Condor 2013 business includes $212 million of Tower Assumed Reinsurance Book
**Bermuda reinsurance business is comprised of Lloyds Quota Share Treaties ($356 million in 2013) and retrocessional property treaties

Commercial
General
43%
Personal
Lines
38%
Commercial
Specialty
19%
Commercial
Specialty
8%
**  Reinsurance
(Principally
Lloyds)
92%
Commercial
General
36%
Commercial
Specialty
17%
Reinsurance
16%
Personal
Lines
31%

High Level Pro Forma Corporate Chart
Tower Group
Delaware Holding Company
*CP Re used solely to reinsure US Pool
Tower
Shareholders
100%
US Pool*
Castle Point Re*
(“CP Re”)
CURRENT STRUCTURE
New
Shareholders
Tower
Shareholders
Tower Group
Bermuda Holding Company
Bermuda Operations,
Lloyd’s and CP Re
business
Tower and its
Subsidiaries
U.S. Operations
EXPECTED POST MERGER STRUCTURE

III. Positive Trends and Outlook 21

Current Guidance for Tower Before Merger Transaction
2012 Target* 2013 Target* 2014 Target* Comments
Annual GPW Growth 5% - 10% 5% - 10%
Growth expected primarily in Lloyd’s assumed reinsurance and other selected reinsurance partnerships with existing
specialists. With merger transaction growth is expected at 15%
to 20% in 2013 and double digit growth in 2014.
Loss Ratio 66% - 67% 61% - 62%
Loss ratio should be maintained at current level, due to
continued emphasis on shorter tail lines of business. With
merger transaction loss ratio is expected to remain in the same range.
Expense Ratio 33.5% - 34.5% 34% - 35%
Should see scale driven improvements in expense ratio, the
completion of various systems initiatives will also contribute to a lower expense ratio. With merger transaction expense ratio is expected to remain in the same range.
Combined Ratio 99.5% - 101.5% 95% - 97%
Investment Yield 4.7% - 4.8% 4.7% - 4.8%
No improvement expected in investment yield
ROE Guidance 5%-6% 9% - 11% 10% to 12%
Expect 2014 target ROE range to increase to 13%-15%,
assuming a fourth quarter 2012 merger close
EPS Guidance $1.45- $1.55 $2.85 - $3.05
Expect merger transaction to be ~5% accretive in 20-13 and
mid-teens accretive to 2014 standalone EPS target
*Excludes reciprocals, targets do not reflect impact of the merger transaction

Summary
Successful implementation of new five year plan (2010 to 2014) will allow
Tower to emerge with greater size, diversification and profitability
• Underperformance from 2010 to second quarter 2012 due to:
» Deployment of excess capital, acquisition integration costs, investment in infrastructure and non-recurring events
• Positive trends expected in the second half 2012 and into 2013 (excluding merger) due to:
» Full deployment of capital, improving scale resulting from leveraging technology investment and organic growth initiative and improving P&C market conditions
Merger transaction
• Accelerates completion of business model revision (U.S, Bermuda and London) and restores
CastlePoint’s Bermuda platform
• Creates an efficient global, diversified specialty insurance company with a Bermuda platform that provides a competitive advantage to support U.S. and international growth
• Provides highly compelling opportunity for Tower shareholders to benefit from upside potential of combined entity
• Closing of merger is at Tower’s discretion (and will only occur on terms favorable to Tower shareholders)

Additional Information and Where to Find It
In connection with this proposed transaction, Tower and Canopius Bermuda have filed documents with the SEC, including the filing by Tower of a preliminary proxy statement/prospectus relating to the proposed transaction, and the filing by
Canopius Bermuda of a registration statement on Form S-4 ([Insert file number]) that includes the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be filed with the SEC by Tower and mailed to Tower’s stockholders in connection with the proposed transaction.  Investors and securityholders are urged to carefully read the registration statement on Form S-4 and the related preliminary, and when it becomes available, definitive proxy statement/prospectus because they contain or will contain important information about Tower, Canopius Bermuda and the proposed transaction. Investors and securityholders may obtain free copies of these documents (when they are available) and other relevant documents filed with the SEC free of charge at the SEC’s website www.sec.gov  or, with respect to documents filed by Tower, from Tower directly at 120 Broadway (31st Floor), New York, NY 10271, (212) 655-
2000; email: info@twrgrp.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation
The directors, executive officers and other members of management and employees of Tower may be deemed participants in the solicitation of proxies from its stockholders in favor of the proposed transaction. Information concerning persons who may be considered participants in the solicitation of Tower’s stockholders under the rules of the
SEC is set forth in public filings filed by Tower with the SEC and are set forth in the proxy statement/prospectus described above. Additional information concerning Tower’s participants in the solicitation is contained in Tower’s Proxy Statement on Schedule 14A, filed with the SEC on March 16, 2012.

Appendix- Non- GAAP Measures and Reconciliation
Operating Income
(Dollars in thousands) Years ended December 31,
2011 2010 2009
Net income attributable to Tower Group, Inc. $60,198 $103,890 $96,798
Less: Net realized gains (losses) on investments 6,980 13,740 1,501
Add: Acquisition related transaction costs 360 2,369 14,038
Income tax 2,470 4,636 (2,047)
Operating Income $56,048 $97,155 $107,288
GPW Written and managed
(Dollars in thousands) Years ended December 31,
2011 2010 2009
Gross Premiums Written, Tower Stock Companies 1,561,624 1,369,481 1,082,417
Premiums managed for others (A) 209,300 126,800 11,700
Gross Premiums Written and Managed 1,810,924 1,496,281 1,070,717
(A) managed premiums in 2011 and 2010 are for the Reciprocal Business